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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2010
                                                  ---------------


                       Noble Consolidated Industries Corp
             (Exact name of registrant as specified in its charter)


           Nevada                        000-25523               33-08843633
 --------------------------        ----------------------     -----------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


                              1280 Alexandria Court
                             McCarran, Nevada 89343
                             ----------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's telephone number, including area code: 775-343-1000
                                                           -------------

                          U.S. Canadian Minerals, Inc.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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4.01       Changes in Registrant's Certifying Accountant

(a) On January 9, 2010 the Board of Directors of the Registrant dismissed the Blackwing Group, LLC, the Registrant's independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of The Blackwing Group, LLC. None of the reports of The Blackwing Group, LLC on the Registrant's financial statements for the 2006, 2007 or 2008 fiscal periods or subsequent interim periods contained an adverse claim or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 and both of the Form 10-KSB's for the fiscal periods ended December 31, 2007 and December 31, 2006 each contained a going concern qualification.

During the Registrant's three most recent fiscal periods and the subsequent interim periods, there were no disagreements with The Blackwing Group, LLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of The Blackwing Group, LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements, nor were there any up to and including the time of dismissal on January 9, 2009.

On December 22, 2009 the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of The Blackwing Group, LLC due to violations of section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 as promulgated thereunder. The violations and consequent de-registration of The Blackwing Group, LLC related to the audits on the financial statements of two issuer clients, one of which was the Registrant, from 2006 to 2008, violations of PCAOB rules and auditing standards, noncooperation with a PCAOB inspection and noncooperation with a PCAOB investigation.

The Registrant has requested that The Blackwing Group, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

At the time of this filing the Registrant has not engaged a new independent public account firm to act as the Registrant's independent auditor. An amendment to this Current Report will be filed on a timely basis on Form 8-K/A when the Registrant has engaged an independent auditor approved by the Registrant's Board of Directors. Once identified and approved, the new independent auditor will be engaged to re-audit the Registrant's financial statements for the 2006, 2007 and 2008 fiscal periods.

9.01     Financial Statements and Exhibits

a) Not applicable.
b) Not applicable
c) Not applicable
d) Exhibits

     16.1 Letter  from The  Blackwing  Group,  LLC dated  January  11,  2010 and
          addressed  to  the  Securities  and  Exchange   Commission   regarding
          statements made about The Blackwing Group, LLC in this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 13, 2010
                                           By: /s/ Thomas E. Barton Chown
                                                   ---------------------------
                                                   General Counsel / President